Accounts receivable	6 Months Ended
Mar. 31, 2021
Accounts receivable
Accounts receivable

Note 3 — Accounts receivable, net

Accounts receivable consisted of the following:

	March 31,	September 30,
	2021	2020
Accounts receivable - trade	$14,246,831	$10,952,237
Accounts receivable - related party	1,242	—
Accounts receivable - total	14,248,073	10,952,237
Less: allowance for doubtful accounts	(445,485)	(194,118)
Accounts receivable, net	$13,802,588	$10,758,119

Allowance for doubtful accounts of $445,485 and $194,118 was made for certain accounts receivable as of March 31, 2021 and September 30, 2020, respectively. The Company’s accounts receivable primarily includes balance due from customers when the Company’s products are sold and delivered to customers. $7,362,650 or 53% of the March 31, 2021 balance has been subsequently collected as of July 22, 2021. The Company expects to collect the remaining balance of accounts receivable by September 2021.